EXHIBIT 13.01




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


          In connection with the Annual Report of Gerdau S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Jorge Gerdau Johannpeter, Chief Executive Officer, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 30, 2004





                                                 /s/ Jorge Gerdau Johannpeter
                                                 -------------------------------
                                                 Name:  Jorge Gerdau Johannpeter
                                                 Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Gerdau S.A. and will be retained by Gerdau S.A. and furnished to the Securities and Exchange Commission or its staff upon request.